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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          ___________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  Feb 11, 2000
                                                      -----------------------



                            BREED TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                           1-11474               22-2767118
-------------------------------     ----------------------    -----------------
(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
  Incorporation)                                                Identification
                                                                   Number)


 5300 Allen K. Breed Highway, Lakeland, Florida                    33811
-----------------------------------------------------          ----------------
     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:            (863) 668-6000


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Item 5. Other Events.

     On September 20, 1999, BREED Technologies, Inc. (the "Company") and certain of its domestic subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court"), Case No. 99-3399 (the "Case").

     Pursuant to discussions between the Company and the Office of the United States Trustee, a Report of Cash Receipts and Disbursements for the period September 21 -- 30, 1999 was filed by the Company with the Court in connection with the Case in lieu of the September monthly operating report. Accordingly, a monthly operating report for the month ended September 30, 1999 is not included with this Current Report on Form 8-K.

     In addition, in connection with the Case, the Company has filed monthly unaudited operating reports for the following periods: (i) October 1, 1999 to October 31, 1999, (ii) November 1, 1999 to November 30, 1999, (iii) December 1, 1999 to December 31, 1999, (iv) January 1, 2000 to January 31, 2000, (v)
February 1, 2000 to February 29, 2000 and (vi) March 1, 2000 to March 31, 2000 (collectively, the "Operating Reports") with the Court. Copies of the Operating Reports are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively. Copies of the Operating Reports and other information filed with the Court in this Case also are available over the Internet at a World Wide Web Site maintained by the Court at http://www.deb.uscourts.gov.

     The Company cautions investors or potential investors not to place undue reliance upon the information contained in such Operating Reports. The Operating Reports contain unaudited information, and each is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial or operating results for the period reflected in the Company's financial or operating results for the periods which would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Moreover, the Operating Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports, and the Company undertakes no obligation to update or revise such Operating Reports.

     This Current Report on Form 8-K, and the exhibits filed herewith, may include certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Exchange Act. Actual results could differ materially from those reflected by the forward-looking statements contained in this document and a number of factors may affect future results, liquidity and capital resources. These factors include the ability of the Company to confirm a plan of reorganization; the ability of the Company to obtain sufficient liquidity for operations; the ability of the Company to obtain new orders from customers; the ability of the Company to retain key employees; the ability of the Company to obtain sufficient parts from its vendors; the fact that the Company derives a substantial portion of its sales from cyclical industries, including the automotive, industries; the ability to introduce new products in a timely fashion; the pace of technological changes affecting the products manufactured and services provided by the Company; the Company's substantial debt service requirements; and the ability to continue to minimize operating expenses.

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     In accordance with Rule 202 of Regulation S-T, certain documents contained in the Operating Reports filed as Exhibits to this Current Report on Form 8-K are being filed in paper pursuant to a continuing hardship exemption.

Item 7. Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits required by Item 601 of Regulation S-K
Exhibit No.  Description
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   99.1      The Company's unaudited monthly Operating Report for the month ended October 31, 1999.

   99.2 The Company's unaudited monthly Operating Report for the month ended November 30, 1999.

   99.3 The Company's unaudited monthly Operating Report for the month ended December 31, 1999.

   99.4 The Company's unaudited monthly Operating Report for the month ended January 31, 2000.

   99.5 The Company's unaudited monthly Operating Report for the month ended February 29, 2000.

   99.6 The Company's unaudited monthly Operating Report for the month ended March 31, 2000.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BREED TECHNOLOGIES, NC.

Date: September 20, 2000         By: /s/ Patrick J. O'Malley
                                    ------------------------------------------
                                         [Patrick J. O'Malley
                                         Chief Financial Officer]

                                  Page 4 of 4

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                                 EXHIBIT INDEX
                                 ------- -----
Exhibit No.  Description
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    99.1     The Company's unaudited monthly Operating Report for the month ended October 31, 1999.

    99.2 The Company's unaudited monthly Operating Report for the month ended November 30, 1999.

    99.3 The Company's unaudited monthly Operating Report for the month ended December 31, 1999.

    99.4 The Company's unaudited monthly Operating Report for the month ended January 31, 2000.

    99.5 The Company's unaudited monthly Operating Report for the month ended February 29, 2000.

    99.6 The Company's unaudited monthly Operating Report for the month ended March 31, 2000.